EXHIBIT 32.1



           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Greatbatch, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 28, 2007 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Dated: February 26, 2008
                                      /s/ Thomas J. Hook
                                      ----------------------------------
                                     Thomas J. Hook
                                     President & Chief Executive Officer
                                     (Principal Executive Officer)



Dated: February 26, 2008
                                     /s/ Thomas J. Mazza
                                     -----------------------------------
                                     Thomas J. Mazza
                                     Senior Vice President &
                                     Chief Financial Officer
                                     (Principal Financial Officer)


This certification is being furnished solely to accompany this Form 10-K pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced within.